UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 20, 2006

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park
271 Mill Road
Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 20, 2006, Datawatch Corporation (the “Company”), together with its wholly-owned subsidiary Datawatch Technologies Corporation (“Datawatch Technologies”), entered into a one-year Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (“SVB”). The Loan Agreement establishes two revolving $1.5 million lines of credit, for a total of $3.0 million. The Company can borrow under the first line of credit based on a formula percentage of the Company’s accounts receivable balance. There is no borrowing base formula for the second line of credit. The first line of credit bears an interest rate equal to the prime rate plus 0.50% and the second line of credit bears an interest rate equal to the prime rate plus 1.00%. Amounts borrowed under the Loan Agreement are secured by all of the assets of the Company and Datawatch Technologies, including their intellectual property. Additionally, the Loan Agreement requires the Company to maintain certain specified cash flow and liquidity ratios. Prior to borrowing under the second line, the Company must provide SVB with a guarantee of the outstanding obligations under the Loan Agreement from Datawatch International Ltd. and Datawatch Europe Ltd., which are also wholly-owned subsidiaries of the Company.

A copy of the Loan Agreement is filed as Exhibit 10.1 to this report and incorporated herein.

Item 2.02                                             Results of Operations and Financial Condition.

On April 25, 2006, the Company issued a press release regarding its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including in Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Loan and Security Agreement dated April 20, 2006 between Silicon Valley Bank, Datawatch Corporation, and Datawatch Technologies Corporation
99.1	Press Release dated April 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: April 25, 2006

	By:	/s/ Robert W. Hagger
	Name:	Robert W. Hagger
	Title:	President and Chief Executive
Officer